UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004

Rainier Pacific Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-50362	87-0700148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3700 Pacific Highway East, Suite 200, Fife, Washington		98424
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


This amendment is being filed to correct Item 8.01:

Item 8.01 Other Events

        Rainier Pacific Financial Group, Inc. (the "Company") announced on November 17, 2004 that the Company's Board of Directors declared a quarterly cash dividend of $0.055 per share on the Company's outstanding shares of common stock.  Shareholders of record at the close of business on November 26, 2004 will be entitled to receive the cash dividend. The cash dividend will be payable on December 10, 2004. The press release announcing the dividend is attached as Exhibit 99.1 and incorporated by reference herein.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2004                RAINIER PACIFIC FINANCIAL GROUP, INC.

                                                         /s/ John A. Hall
                                                         John A. Hall
                                                         President and Chief Executive Officer
                                                         (Principal Executive Officer)
